--------------------------------------------------------------------------------
                                                                    GLOBAL VALUE
--------------------------------------------------------------------------------

AllianceBernstein
Global Value Fund

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 22, 2002

Dear Shareholder:

This report provides an update of the performance and market review for AllianceBernstein Global Value Fund (the "Fund") since the Fund's inception through November 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures or forward contracts.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six-month period ended November 30, 2001 and since the Fund's inception on March 29, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                       -------------------------
                                                              Total Returns
                                                       -------------------------
                                                                         Since
                                                       6 Months      Inception**
--------------------------------------------------------------------------------
AllianceBernstein
Global Value
Fund
   Class A                                               -6.04%         -3.60%
--------------------------------------------------------------------------------
   Class B                                               -6.35%         -4.10%
--------------------------------------------------------------------------------
   Class C                                               -6.15%         -3.90%
--------------------------------------------------------------------------------
MSCI World
Index                                                   -10.36%         -4.90%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

** The Fund's inception date for all share classes is March 29, 2001. Data for the MSCI World Index is shown from March 31, 2001, the first month-end following the Fund's inception. The unmanaged MSCI


--------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      World Index is a market-capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Global Value Fund.

      Additional investment results appear on pages 6-7.

In a generally weak overall market environment, the Fund held up better than its benchmark over the six-month period and since the Fund's inception. This outperformance was largely attributable to strong stock selection. The Fund's underweight position in technology and telecommunications stocks, which fared poorly until the last two months of the reporting period, contributed in part to the Fund's outperformance. More importantly, the largest portion of the Fund's premium came from choosing above average performers across virtually all economic sectors.

Market Review

Market weakness throughout most of 2001 reflected mounting concerns regarding the pace of economic growth. Indeed, economies and corporate profits did slow. Then, as some analysts began to speculate that we were hitting the bottom of this cycle, the September 11 attacks seemed to delay hopes of near-term recovery, and global stocks sold off in the following weeks.

The market sell off after September 11 made risk-taking potentially more rewarding than it has been in some time. Risk-free investments such as short-term Treasuries gained new allure in the increasingly uncertain environment, while investors tended to shun investments perceived as riskier, ranging from intermediate and longer-term bonds to equities. As the prices of riskier investments fell in response, potential returns rose. By the end of the third quarter, both stocks and bonds were carrying risk premiums well above their long-term averages. In essence, investors were again being paid to take on risk, a concept that had gone out of fashion in recent years when equities seemed to only rise.

At the same time, some developments were working to moderate equity risk. First, central banks around the world moved to stave off a more pronounced economic slowdown with a continuation of aggressive interest rate cuts that began early in the year. Since September 11, the U.S. Federal Reserve cut rates three more times, bringing the total for the year to 11, and the European Central Bank
(ECB) made two 50 basis point cuts after moving slowly earlier in the year. Second, al-


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

though earnings reports continued to show weakness, many proved stronger than expected after the September 11 disruption.

Earnings resilience stemmed in part from the fact that many businesses, particularly technology companies, had made considerable progress in working off the excesses that led to the slowdown. In the U.S., where over-investment had been most pronounced in the bubble years, technology spending has now fallen to below-trend levels, and inventories across all businesses have been contracting rapidly. Similar trends are being replicated throughout the world. Indications of improving economic and business fundamentals helped spark a rally in global stock markets during the final two months of the reporting period, with technology and telecommunications stocks being the primary beneficiaries.

Market Commentary

The strength of the technology and telecommunications sectors in October and November raised the question of whether we have reached the end of the value rally that has run since March 2000, benefiting lower-priced stocks like those the Fund emphasizes. We do not believe that this is the case. Although technology and telecommunications stocks have enjoyed a short-term resurgence, our analysis shows that they are generally still priced too high in relation to realistic earnings prospects. There are exceptions, and we have moved to take advantage of more attractively priced opportunities in this area. But in most cases, fundamentals have to improve considerably before current stock prices look attractive. Rather, we see continuing opportunity in the value segment of the markets.

One area where valuations have been particularly low is insurance. Many leading insurers had been reducing capital through share buybacks, special dividends and the like, before September 11. Related claims, which are likely to be the largest in history, stood to take a sizable bite out of industry capital, particularly in the reinsurance area. The threat of these losses widely depressed stock prices in the industry. However, as the capital that insurers need to write new policies declines (thus tightening industry supply) insurance prices tend to rise. Companies with the strongest balance sheets are in the best position to write new, higher-priced and therefore, more profitable policies. We took advantage of the opportunity to buy solid companies that stood to benefit from improved industry pricing.

In the face of economic uncertainty, cyclical companies have also been priced low. But our analysis shows that


--------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

many companies grew much more conservative in their capacity expansion in the most recent cyclical peaks. This should leave them less vulnerable to a downturn than in the past and better able to recover quickly. For example, paper industry capacity has been contracting for several years, and this has helped to support pricing in various paper grades.

Market Outlook

Although economic indicators appear increasingly favorable, prospects for economic recovery are still not certain. For example, shortly after the end of the reporting period, it was reported that Japan had re-entered a recession, and that U.S. unemployment experienced a sharp increase. Amid some continued uncertainty, we are placing increased emphasis on companies that possess solid balance sheets, those that should sustain even if the environment remains weak, and those that possess the ability to benefit quickly should the environment improve.

We are pursuing three broad themes that position the Fund's portfolio for various economic scenarios. A significant portion of the Fund's holdings is invested in well-capitalized financial services companies that may gain share from weaker competitors, such as reinsurers as well as consumer-oriented banks. Another significant piece of the Fund's portfolio is invested in those cyclical companies whose disciplined investment programs over the past few years have kept capacity in check. Finally, the Fund holds significant investments in defensive stocks in sectors such as consumer staples and utilities. We have made these investments because they offer good earnings potential in relation to the price of the stock, and to help cushion the Fund's portfolio if economic weakness persists.

Recent sell offs increased opportunities across all markets, as investors became far more risk-averse. However, these opportunities are particularly pronounced outside the U.S. Therefore, we have underweighted the Fund's U.S. weightings as a result. For example, on a price-to-cash-flow basis, stocks in Europe and Japan are priced well below both U.S. stocks and their own historical norms. At the same time, the U.S. dollar continues to appear overvalued, and recent declines in U.S. short-term interest rates should lessen support for the U.S. currency. If the dollar does decline, unhedged overseas investments would be worth more to U.S. investors.

On balance, we believe that strong value opportunities are available everywhere today. We have positioned the Fund to exploit those opportunities that appear the most attractive.

Thank you for your interest and investment in AllianceBernstein Global Value Fund. We look forward to re-


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

porting to you on market activity and the Fund's investment results in the future.

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Andrew S. Adelson

Andrew S. Adelson
Senior Vice President


/s/ Kevin F. Simms

Kevin F. Simms
Senior Vice President


/s/ Seth J. Masters

Seth J. Masters
Senior Vice President

[PHOTO OMITTED]      John D. Carifa

[PHOTO OMITTED]      Andrew S. Adelson

[PHOTO OMITTED]      Kevin F. Simms

[PHOTO OMITTED]      Seth J. Masters

Portfolio Manager, Andrew S. Adelson, also leads the international and global equities efforts at Bernstein and has 23 years of investment experience. Portfolio Manager, Kevin F. Simms, is also director of research for international equities at Bernstein and has 12 years of investment experience. Portfolio Manager, Seth J. Masters, also heads the emerging-markets equities effort at Bernstein and has 17 years of investment experience.


--------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES              PORTFOLIO STATISTICS

Class A Shares               Net Assets ($mil): $10.6
3/29/01
Class B Shares
3/29/01
Class C Shares
3/29/01

COUNTRY BREAKDOWN

   45.7% United States
   12.0% United Kingdom
    8.9% Japan
    6.1% Canada
    4.9% France                          [PIE CHART OMITTED]
    3.7% Netherlands
    3.3% Italy
    3.1% Spain
    2.9% Australia
    2.7% Germany
    2.6% Switzerland

    4.1% Other

SECTOR BREAKDOWN

   27.8% Financial
   12.1% Consumer Cyclicals
   11.5% Industrial Commodities
    9.8% Energy
    7.6% Technology                      [PIE CHART OMITTED]
    6.9% Utilities
    3.9% Consumer Staples
    3.6% Capital Equipment
    3.6% Construction & Housing
    3.0% Services
    2.6% Medical
    2.1% Telecommunication
    2.4% Other

    3.1% Short-Term

All data as of November 30, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time. "Other"country weightings represent less than 2% weightings in Sweden, Finland, Portugal, Ireland, Hong Kong, Taiwan and Singapore. "Other" sector weightings represent less than 2% weightings in consumer growth, transportation, non-financial, industrial and resources.


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6 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF NOVEMBER 30, 2001

CLASS A
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
       Since Inception*              -3.60%                         -7.66%

CLASS B
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
        Since Inception*             -4.10%                         -7.94%

CLASS C
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
        Since Inception*             -3.90%                         -4.86%

SEC CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                     Class A          Class B          Class C
--------------------------------------------------------------------------------
        Since Inception*             -6.42%           -6.78%           -3.67%

The Fund's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

A substantial amount of the Fund's assets may be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date: 3/29/01 for all share classes.


--------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                           U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Bank of America Corp.                             $    217,899              2.1%
--------------------------------------------------------------------------------
Shell Transport & Trading Co. Plc                      175,215              1.7
--------------------------------------------------------------------------------
WorldCom, Inc - WorldCom Group                         171,572              1.6
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                 170,632              1.6
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                168,912              1.6
--------------------------------------------------------------------------------
Dow Chemical Co.                                       161,250              1.5
--------------------------------------------------------------------------------
Phillips Petroleum Co.                                 154,373              1.5
--------------------------------------------------------------------------------
American Electric Power Co., Inc.                      150,562              1.4
--------------------------------------------------------------------------------
May Department Stores Co.                              150,528              1.4
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    142,935              1.3
--------------------------------------------------------------------------------
                                                  $  1,663,878             15.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                                   -----------------------------
                                                              Shares
                                                   -----------------------------
Purchases                                          Bought     Holdings 11/30/01
--------------------------------------------------------------------------------
Australia and New Zealand
   Banking Group, Ltd.                             14,000                16,300
--------------------------------------------------------------------------------
Bank of America Corp.                               2,400                 3,550
--------------------------------------------------------------------------------
Bank of Nova Scotia                                 3,200                 3,200
--------------------------------------------------------------------------------
Georgia-Pacific Group                               4,200                 4,200
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                      1,600                 1,600
--------------------------------------------------------------------------------
May Department Stores Co.                           3,300                 4,200
--------------------------------------------------------------------------------
Norfolk Southern Corp.                              4,900                 8,800
--------------------------------------------------------------------------------
Shell Transport & Trading Co. Plc                  19,400                25,400
--------------------------------------------------------------------------------
Washington Mutual, Inc.                             3,900                 5,400
--------------------------------------------------------------------------------
WorldCom, Inc. - WorldCom Group                    11,800                11,800
--------------------------------------------------------------------------------

Sales                                                Sold     Holdings 11/30/01
--------------------------------------------------------------------------------
Altana AG                                             936                    -0-
--------------------------------------------------------------------------------
Barratt Developments Plc                            3,300                    -0-
--------------------------------------------------------------------------------
British Airways Plc                                 8,500                    -0-
--------------------------------------------------------------------------------
British Telecommunications Plc,
   rights, expiring 6/15/01                           900                    -0-
--------------------------------------------------------------------------------
Cooper Industries, Inc.                               900                    -0-
--------------------------------------------------------------------------------
FirstEnergy Corp.                                     200                    -0-
--------------------------------------------------------------------------------
KeyCorp                                               300                    -0-
--------------------------------------------------------------------------------
Quebecor, Inc. Cl.B                                 1,200                    -0-
--------------------------------------------------------------------------------
St. Paul Companies, Inc.                              900                    -0-
--------------------------------------------------------------------------------
Wing Lung Bank, Ltd.                                2,000                    -0-
--------------------------------------------------------------------------------


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8 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-96.0%

United States Investments-42.2%

Financial-11.5%
Life Insurance-0.7%
Torchmark Corp. ...................................       1,900       $   74,955
                                                                      ----------
Major Regional Banks-5.3%
Bank of America Corp. .............................       3,550          217,899
Bank One Corp. ....................................       1,675           62,712
FleetBoston Financial Corp. .......................       2,050           75,338
National City Corp. ...............................       2,750           77,000
Regions Financial Corp. ...........................         125            3,596
Wachovia Corp. ....................................       4,000          123,800
                                                                      ----------
                                                                         560,345
                                                                      ----------
Multi-Line Insurance-1.4%
Aetna, Inc. .......................................       1,750           54,547
CIGNA Corp. .......................................         600           54,738
Health Net, Inc.(a) ...............................       2,000           40,000
                                                                      ----------
                                                                         149,285
                                                                      ----------
Property/Casualty Insurance-0.1%
Chubb Corp. .......................................         200           14,012
                                                                      ----------
Savings & Loan-3.0%
Federal Home Loan Mortgage Corporation ............         950           62,861
Federal National Mortgage Association .............         700           55,020
Golden West Financial Corp. .......................         575           29,728
Washington Mutual, Inc. ...........................       5,400          168,912
                                                                      ----------
                                                                         316,521
                                                                      ----------
Miscellaneous-1.0%
Lehman Brothers Holdings, Inc. ....................       1,600          105,840
                                                                      ----------
                                                                       1,220,958
                                                                      ----------
Consumer Cyclicals-7.3%
Autos & Auto Parts-1.4%
Dana Corp. ........................................       1,550           21,235
Genuine Parts Co. .................................       3,350          112,895
Lear Corp.(a) .....................................         500           17,875
                                                                      ----------
                                                                         152,005
                                                                      ----------
Household - Appliances/Durables-0.4%
Whirlpool Corp. ...................................         650           42,744
                                                                      ----------

Retailers-3.3%
Federated Department Stores, Inc.(a) ..............       1,850           68,450
May Department Stores Co. .........................       4,200          150,528
Sears, Roebuck & Co. ..............................       2,900          131,979
TJX Companies, Inc. ...............................         100            3,769
                                                                      ----------
                                                                         354,726
                                                                      ----------


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                                         ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Textiles/Shoes - Apparel
   Manufacturing-1.6%
Jones Apparel Group, Inc.(a) ......................       1,400       $   43,708
Liz Claiborne, Inc. ...............................       1,000           49,980
V. F. Corp. .......................................       1,900           72,162
                                                                      ----------
                                                                         165,850
                                                                      ----------
Tire & Rubber Goods-0.6%
Goodyear Tire & Rubber Co. ........................       2,625           58,800
                                                                      ----------
                                                                         774,125
                                                                      ----------
Industrial Commodities-6.2%
Chemicals-2.8%
Cabot Corp. .......................................       1,400           50,834
Dow Chemical Co. ..................................       4,300          161,250
Du Pont (E.I.) de Nemours & Co. ...................         450           19,953
Eastman Chemical Co. ..............................       1,300           49,881
Lubrizol Corp. ....................................         600           19,134
                                                                      ----------
                                                                         301,052
                                                                      ----------
Containers - Metal/Glass/Paper-0.1%
Owens-Illinois, Inc.(a) ...........................         650            5,343
                                                                      ----------
Paper-3.3%
Georgia-Pacific Group .............................       4,200          134,652
International Paper Co. ...........................         800           31,960
Smurfit-Stone Container Corp.(a) ..................       5,900           94,931
Temple-Inland, Inc. ...............................         375           21,428
Westvaco Corp. ....................................       2,525           72,240
                                                                      ----------
                                                                         355,211
                                                                      ----------
                                                                         661,606
                                                                      ----------
Utilities-3.9%
Electric Companies-2.3%
American Electric Power Co., Inc. .................       3,650          150,562
Consolidated Edison, Inc. .........................       2,400           92,688
Wisconsin Energy Corp. ............................         200            4,370
                                                                      ----------
                                                                         247,620
                                                                      ----------
Telephone-1.6%
WorldCom, Inc.-WorldCom Group .....................      11,800          171,572
                                                                      ----------
                                                                         419,192
                                                                      ----------
Technology-3.9%
Communication - Equipment
   Manufacturers-0.6%
Tellabs, Inc.(a) ..................................       4,200           64,176
                                                                      ----------

Computers-1.4%
Hewlett-Packard Co. ...............................       6,500          142,935
                                                                      ----------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous Industrial Technology-1.9%
Arrow Electronics, Inc.(a) ........................       2,000       $   55,040
Avnet, Inc. .......................................       2,125           50,469
Ingram Micro, Inc. Cl.A(a) ........................       2,675           41,195
Solectron Corp.(a) ................................       1,900           27,930
Tech Data Corp.(a) ................................         625           28,631
                                                                      ----------
                                                                         203,265
                                                                      ----------
                                                                         410,376
                                                                      ----------
Energy-3.4%
Oils-Integrated Domestic-2.8%
Amerada Hess Corp. ................................       1,300           75,530
Occidental Petroleum Corp. ........................       1,250           31,250
Phillips Petroleum Co. ............................       2,775          154,373
Valero Energy Corp. ...............................         900           31,500
                                                                      ----------
                                                                         292,653
                                                                      ----------
Oils - Integrated International-0.6%
Conoco, Inc. ......................................       2,400           65,688
                                                                      ----------
                                                                         358,341
                                                                      ----------
Services-2.4%
Railroads-2.4%
Burlington Northern Santa Fe Corp. ................       1,200           35,172
Norfolk Southern Corp. ............................       8,800          170,632
Union Pacific Corp. ...............................         900           49,545
                                                                      ----------
                                                                         255,349
                                                                      ----------
Consumer Staples-1.8%
Foods-1.0%
Conagra Foods, Inc. ...............................       3,700           84,989
Tyson Foods, Inc. Cl.A ............................       1,500           18,045
                                                                      ----------
                                                                         103,034
                                                                      ----------
Retail Stores - Food-0.2%
SUPERVALU, Inc. ...................................       1,225           27,771
                                                                      ----------

Tobacco-0.6%
Philip Morris Cos., Inc. ..........................       1,350           63,679
                                                                      ----------
                                                                         194,484
                                                                      ----------
Consumer Growth-1.4%
Drugs-1.4%
Pfizer, Inc. ......................................       1,200           51,972
Pharmacia Corp. ...................................         550           24,420
Schering-Plough Corp. .............................       1,975           70,567
                                                                      ----------
                                                                         146,959
                                                                      ----------
Non-Financial-0.3%
Miscellaneous Building-0.3%
Sherwin-Williams Co. ..............................       1,200           33,588
                                                                      ----------


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Capital Equipment-0.1%
Electrical Equipment-0.1%
Thomas & Betts Corp. .............................          550       $   11,226
                                                                      ----------

Total United States Investments
   (cost $4,493,582) .............................                     4,486,204
                                                                      ----------

Foreign Investments-53.8%
Australia-2.8%
Australia and New Zealand
   Banking Group, Ltd. ...........................       16,300          142,596
BHP Billiton, Ltd. ...............................       11,300           59,064
Coles Myer, Ltd. .................................        9,600           40,970
CSR, Ltd. ........................................       17,000           59,102
                                                                      ----------
                                                                         301,732
                                                                      ----------
Canada-6.1%
Abitibi-Consolidated, Inc. .......................        8,200           57,304
Bank of Montreal .................................        4,657          102,406
Bank of Nova Scotia ..............................        3,200           99,735
BCE, Inc. ........................................          500           11,580
C-MAC Industries, Inc.(a) ........................        1,100           28,435
Canadian National Railway Co. ....................        1,450           64,831
Nortel Networks Corp. ............................       12,300           95,507
Petro-Canada .....................................        1,600           38,646
Talisman Energy, Inc. ............................        3,200          113,034
TrizecHahn Corp. .................................        2,400           35,713
                                                                      ----------
                                                                         647,191
                                                                      ----------
Finland-0.8%
Sampo Oyj Series A ...............................        1,000            7,874
Stora Enso Oyj ...................................        1,600           20,424
UPM-Kymmene Oyj ..................................        1,600           54,107
                                                                      ----------
                                                                          82,405
                                                                      ----------
France-4.9%
Accor, SA ........................................        1,600           53,031
Assurances Generales de France (AGF) .............        1,025           50,501
Aventis, SA ......................................          950           66,379
Compagnie de Saint-Gobain ........................          310           45,237
PSA Peugoet Citroen ..............................        2,340           99,107
Societe Generale .................................        1,450           78,973
Suez, SA .........................................        1,100           33,257
Total Fina Elf, SA ...............................          450           57,443
Usinor, SA .......................................        2,600           32,654
                                                                      ----------
                                                                         516,582
                                                                      ----------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Germany-2.6%
AMB Generali Holding AG ............................          275     $   26,113
BASF AG ............................................        1,400         53,802
Bayerische Hypo- und Vereinsbank AG ................          550         17,648
DePfa Deutsche Pfandbriefbank AG ...................          150          8,727
E.On AG ............................................        1,100         54,895
Hannover Rueckversicherungs AG .....................          350         23,637
Heidelberger Zement AG .............................          200          9,495
Siemens AG .........................................          550         32,518
Volkswagen AG ......................................        1,050         45,478
Volkswagen AG Pfd. .................................          350         10,340
                                                                      ----------
                                                                         282,653
                                                                      ----------
Hong Kong-0.3%
Wharf (Holdings), Ltd. .............................       13,000         27,837
                                                                      ----------
Ireland-0.4%
Bank of Ireland ....................................        5,400         47,889
                                                                      ----------
Italy-3.2%
Banca Nazionale del Lavoro .........................        8,000         17,987
Benetton Group SpA .................................        1,000         10,750
ENI SpA ............................................        8,950        105,268
Fiat SpA ...........................................        1,000         16,617
Parmalat Finanziaria SpA ...........................        3,000          8,116
Riunione Adriatica di Sicurta SpA ..................        2,000         24,348
San Paolo-IMI SpA ..................................        3,800         41,904
Telecom Italia Mobile SpA ..........................        4,000         22,610
Telecom Italia SpA .................................        5,500         46,855
UniCredito Italiano SpA ............................       13,000         49,027
                                                                      ----------
                                                                         343,482
                                                                      ----------
Japan-8.8%
Canon, Inc. ........................................        3,000        101,526
Canon Sales Co., Inc. ..............................        3,000         22,642
Daiwa House Industry Co., Ltd. .....................       13,000         79,127
Fuji Heavy Industries, Ltd. ........................       19,000         80,182
Hitachi Maxell, Ltd. ...............................        1,000         13,106
Honda Motor Co., Ltd. ..............................        2,900        109,909
Marubeni Corp.(a) ..................................        5,000          4,261
Matsushita Electric Industrial Co., Ltd. ...........        1,000         13,269
Mitsubishi Electric Corp. ..........................        4,000         16,815
Mitsui Chemicals, Inc. .............................        6,000         19,234
Mitsui O.S.K. Lines, Ltd. ..........................       28,000         60,899
Nichicon Corp. .....................................        1,000         10,867
Nichirei Corp. .....................................        6,000         17,627
Nomura Securities Co., Ltd. ........................        1,000         13,878
OJI Paper Co., Ltd. ................................        6,000         29,021
Sharp Corp. ........................................        4,000         51,875
Sumitomo Trust and Banking Co., Ltd. ...............        8,000         39,474
Takefuji Corp. .....................................          700         56,525


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Tohoku Electric Power Co., Inc. ....................        4,000   $     60,055
Tokyo Style Co., Ltd. ..............................        1,000          8,684
Toppan Printing Co., Ltd. ..........................        2,000         18,260
UFJ Holdings, Inc.(a) ..............................           10         33,030
UNY Co., Ltd. ......................................        4,000         43,792
Yamaha Corp. .......................................        4,000         33,696
                                                                    ------------
                                                                         937,754
                                                                    ------------
Netherlands-3.7%
DSM NV .............................................        2,140         76,297
ING Groep NV .......................................        4,980        130,264
Koninklijke (Royal) Philips Electronics NV .........        1,300         35,519
Koninklijke Vopak NV ...............................          400          6,299
Royal Dutch Petroleum Co. ..........................        2,150        104,002
Wolters Kluwer NV ..................................        1,900         41,189
                                                                    ------------
                                                                         393,570
                                                                    ------------
Portugal-0.5%
Banco Espirito Santo, SA ...........................        1,600         19,923
EDP-Electricidade de Portugal, SA ..................       10,000         22,932
Portucel-Empresa Produtora de
   Pasta e Papel, SA ...............................        9,500          9,701
                                                                    ------------
                                                                          52,556
                                                                    ------------
Singapore-0.2%
United Overseas Bank, Ltd. .........................        3,040         19,089
                                                                    ------------
Spain-3.1%
Aceralia Corporacion Siderurgica, SA ...............          700         10,735
Banco Santander Central Hispano, SA ................       11,700         99,778
Grupo Dragados, SA .................................        1,800         22,332
Iberdrola, SA ......................................        4,700         60,375
Repsol YPF, SA .....................................        3,300         46,412
Telefonica, SA(a) ..................................        6,600         89,216
                                                                    ------------
                                                                         328,848
                                                                    ------------
Sweden-1.7%
Electrolux AB ......................................        4,100         59,378
Holmen AB ..........................................        1,600         35,771
Nordea AB ..........................................       17,200         85,452
                                                                    ------------
                                                                         180,601
                                                                    ------------
Switzerland-2.6%
Givaudan SA ........................................           50         15,387
Holcim, Ltd. .......................................           50         10,329
Nestle SA ..........................................          200         41,377
Novartis AG ........................................        2,950        103,906
Swiss Reinsurance(a) ...............................        1,005        101,664
                                                                        --------
                                                                         272,663
                                                                        --------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)   U.S. $ Value
-------------------------------------------------------------------------------

Taiwan-0.2%
Compal Electronics, Inc. ........................          3,725    $    19,593
                                                                    -----------
United Kingdom-11.9%
Astrazeneca Plc .................................          2,400        107,236
AWG Plc(a) ......................................          3,000         23,517
BHP Billiton Plc ................................          9,200         44,188
British American Tobacco Plc ....................          8,000         64,421
BT Group Plc(a) .................................          5,600         22,108
CGNU Plc ........................................          7,200         85,737
Lattice Group Plc ...............................         20,100         43,544
Lloyds TSB Group Plc ............................          8,400         86,439
MMO2 Plc(a) .....................................          5,600          6,485
Rexam Plc .......................................          5,800         30,834
Royal & Sun Alliance Insurance Group Plc ........         19,100        109,025
Royal Bank of Scotland Group Plc ................          3,750         86,851
Safeway Plc .....................................         20,859         91,120
Shell Transport & Trading Co. Plc ...............         25,400        175,215
Six Continents Plc ..............................          6,000         60,716
Taylor Woodrow Plc ..............................          9,600         21,687
Unilever Plc ....................................          9,000         72,667
Vodafone Group Plc ..............................         13,000         33,351
Wolseley Plc ....................................         14,000        100,466
                                                                    -----------
                                                                      1,265,607
                                                                    -----------

Total Foreign Investments
   (cost $6,102,566) ............................                     5,720,052
                                                                    -----------

Total Common & Preferred Stocks
   (cost $10,596,148) ...........................                    10,206,256
                                                                    -----------

SHORT-TERM INVESTMENT-3.1%
Time Deposit-3.1%
State Street Euro Dollar
   1.50%, 12/03/01
   (cost $326,000) ..............................        $   326        326,000
                                                                    -----------

Total Investments-99.1%
   (cost $10,922,148) ...........................                    10,532,256
Other assets less liabilities-0.9% ..............                        95,963
                                                                    -----------

Net Assets-100% .................................                   $10,628,219
                                                                    ===========

(a)   Non-income producing security

      See notes to financial statements.


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $10,922,148) .................    $ 10,532,256
Cash ...................................................................             348
Foreign cash, at value (cost $271,486) .................................         274,921
Receivable due from Adviser ............................................          39,926
Deferred offering costs ................................................          39,334
Receivable for shares of beneficial interest sold ......................          37,450
Dividends and interest receivable ......................................          19,943
Unrealized appreciation of forward exchange currency
   contract ............................................................           2,676
Foreign taxes receivable ...............................................             747
                                                                            ------------
Total assets ...........................................................      10,947,601
                                                                            ------------
Liabilities
Payable for shares of beneficial interest purchased ....................         238,757
Payable for investment securities purchased ............................          26,330
Distribution fee payable ...............................................           3,700
Payable for variation margin on futures contracts ......................              31
Accrued expenses and other liabilities .................................          50,564
                                                                            ------------
Total liabilities ......................................................         319,382
                                                                            ------------
Net Assets .............................................................    $ 10,628,219
                                                                            ============
Composition of Net Assets
Paid-in capital ........................................................    $ 11,012,748
Accumulated net investment loss ........................................          (2,676)
Accumulated net realized loss on investments, futures
   contracts and foreign currency transactions .........................          (3,956)
Net unrealized depreciation of investments, futures contracts
   and foreign currency denominated assets and liabilities .............        (377,897)
                                                                            ------------
                                                                            $ 10,628,219
                                                                            ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($5,923,298 / 614,494 shares of beneficial interest
   issued and outstanding) .............................................          $ 9.64
Sales charge--4.25% of public offering price ...........................             .43
                                                                                  ------
Maximum offering price .................................................          $10.07
                                                                                  ======
Class B Shares
Net asset value and offering price per share
   ($1,916,417 / 199,808 shares of beneficial interest
   issued and outstanding) .............................................          $ 9.59
                                                                                  ======
Class C Shares
Net asset value and offering price per share
   ($997,478 / 103,838 shares of beneficial interest
   issued and outstanding) .............................................          $ 9.61
                                                                                  ======
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($1,791,026 / 185,563 shares of beneficial interest
   issued and outstanding) .............................................          $ 9.65
                                                                                  ======

See notes to financial statements


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
March 29, 2001(a) to November 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $5,348) .........................      $  87,481
Interest .......................................         11,805       $  99,286
                                                      ---------
Expenses
Advisory fee ...................................         45,829
Distribution fee - Class A .....................          7,913
Distribution fee - Class B .....................          8,615
Distribution fee - Class C .....................          5,311
Administrative .................................         92,000
Amortization of offering expenses ..............         81,351
Custodian ......................................         54,232
Organization expenses ..........................         35,150
Printing .......................................         30,530
Audit and legal ................................         27,908
Transfer agency ................................         17,730
Trustees' fees .................................         13,000
Registration ...................................          5,500
Miscellaneous ..................................            768
                                                      ---------
Total expenses .................................        425,837
Less: expenses waived and reimbursed
   by the Adviser (see Note B) .................       (306,086)
                                                      ---------
Net expenses ...................................                        119,751
                                                                      ---------
Net investment loss ............................                        (20,465)
                                                                      ---------
Realized and Unrealized Gain (Loss)
on Investments, Futures Contracts and
Foreign Currency Transactions
Net realized gain on investment
   transactions ................................                         13,227
Net realized loss on futures contracts .........                        (29,682)
Net realized gain on foreign currency
   transactions ................................                         19,013
Net change in unrealized
   appreciation/depreciation of:
   Investments .................................                       (389,892)
   Futures contracts ...........................                          6,025
   Foreign currency denominated
      assets and liabilities ...................                          5,970
                                                                      ---------
Net loss on investments, futures contracts
   and foreign currency transactions ...........                       (375,339)
                                                                      ---------
Net Decrease in Net Assets
   from Operations .............................                      $(395,804)
                                                                      =========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                               March 29, 2001(a)
                                                                       to
                                                               November 30, 2001
                                                               =================

Increase (Decrease) in Net Assets from Operations
Net investment loss ........................................     $    (20,465)
Net realized gain on investments, futures contracts and
   foreign currency transactions ...........................            2,558
Net change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign currency
   denominated assets and liabilities ......................         (377,897)
                                                                 ------------
Net decrease in net assets from operations .................         (395,804)
Transactions in Shares of Beneficial Interest
Net increase ...............................................       10,999,023
                                                                 ------------
Total increase .............................................       10,603,219
Net Assets
Beginning of period ........................................           25,000
                                                                 ------------
End of period ..............................................     $ 10,628,219
                                                                 ============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the Global Value Fund, the International Value Fund, the Small Cap Value Fund and the Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Global Value Fund (the "Fund"). The Fund commenced operations on March 29,
2001. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 each for Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar


--------------------------------------------------------------------------------
                                        19 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $120,685 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal period, permanent differences, primarily due to foreign currency transactions, net operating losses and non-deductible organization costs, resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investments, futures contracts and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001 under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. For the period ended November 30, 2001, such reimbursement amounted to $88,585. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses.

For the period ended November 30, 2001, expenses in the amount of $116,501 were waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

accounting services for the Fund. For the period ended November 30, 2001, the Adviser agreed to waive its fees. Such waiver amounted to $92,000.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS") (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended November 30, 2001, such fees amounted to $13,500. The Transfer Agent agreed to waive a portion of its fees for such services. Such waiver amounted to $9,000.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,347 from the sale of Class A shares and $6,849 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended November 30, 2001.

Brokerage commissions paid on investment transactions for the period ended November 30, 2001 amounted to $17,653, of which $4,039 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $219,902 and $129,316 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $11,294,978 and $834,921, respectively, for the period ended November 30, 2001. There were purchases of $119,980 and sales of $4,822 of U.S. government and government agency obligations for the period ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $10,924,850. Accordingly, gross unrealized appreciation of investments was $282,844 and gross unreal-


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ized depreciation of investments was $675,438, resulting in net unrealized depreciation of $392,594, excluding futures contracts and foreign currency transactions.

At November 30, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $1,254, which expires in the year 2009.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a future contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                              Value at       Unrealized
                      Number of                Expiration      Original     November 30,    Appreciation/
       Type           Contracts   Position        Month          Value          2001        (Depreciation)
====================  =========   ========   ==============    ========     ============   ================
Australian SPI Index       2        Long      December 2001    $ 77,689      $ 86,890           $ 9,201
British Pound FT-SE
     100 Index             2        Long      December 2001     149,637       148,204            (1,433)
Japanese TSE Topix         1        Long      December 2001      86,099        85,092            (1,007)
Swiss Market Index         1        Long      December 2001      38,823        38,087              (736)

A portion of the foreign cash included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at November 30, 2001.

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 2001, the Fund had outstanding forward exchange currency contracts, as follows:

                                             U.S. $
                            Contract       Value on      U.S. $
                              Amount    Origination     Current       Unrealized
                               (000)           Date       Value     Depreciation
                            ----------------------------------------------------
Forward Exchange Currency
  Sale Contracts
Japanese Yen,
  settling 3/20/02            42,000       $343,530    $340,854           $2,676

NOTE E

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                                       -----------------      -----------------
                                             Shares                  Amount
                                       -----------------      -----------------
                                       March 29, 2001(a)      March 29, 2001(a)
                                        to November 30,         to November 30,
                                                   2001                    2001
                                       ----------------------------------------
Class A
Shares sold                                     731,647             $ 7,348,549
-------------------------------------------------------------------------------
Shares redeemed                                (119,633)             (1,210,362)
-------------------------------------------------------------------------------
Net increase                                    612,014             $ 6,138,187
===============================================================================

Class B
Shares sold                                     209,045             $ 2,072,899
-------------------------------------------------------------------------------
Shares redeemed                                  (9,247)                (92,149)
-------------------------------------------------------------------------------
Net increase                                    199,798             $ 1,980,750
===============================================================================

Class C
Shares sold                                     119,347             $ 1,193,303
-------------------------------------------------------------------------------
Shares redeemed                                 (15,519)               (148,737)
-------------------------------------------------------------------------------
Net increase                                    103,828             $ 1,044,566
===============================================================================

Advisor Class
Shares sold                                     224,494             $ 2,206,400
-------------------------------------------------------------------------------
Shares redeemed                                 (38,931)               (370,880)
-------------------------------------------------------------------------------
Net increase                                    185,563             $ 1,835,520
===============================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2001.


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                              ------------     ------------     ------------   ------------
                                                                                                  Advisor
                                                 Class A          Class B         Class C          Class
                                              ------------     ------------     ------------   ------------
                                                 March 29,        March 29,        March 29,      March 29,
                                                2001(a) to       2001(a) to       2001(a) to     2001(a) to
                                              November 30,     November 30,     November 30,   November 30,
                                                      2001             2001             2001           2001
                                             --------------------------------------------------------------
Net asset value, beginning of period ...            $10.00           $10.00           $10.00         $10.00
                                             --------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)(c) ..............              (.02)            (.06)            (.06)          (.01)
Net realized and unrealized loss
   on investments, futures contracts and
   foreign currency transactions .......              (.34)            (.35)            (.33)          (.34)
                                             --------------------------------------------------------------
Net decrease in net asset
   value from operations ...............              (.36)            (.41)            (.39)          (.35)
                                             --------------------------------------------------------------
Net asset value, end of period .........            $ 9.64           $ 9.59           $ 9.61         $ 9.65
                                             ==============================================================
Total Return
Total investment return based on
   net asset value(d) ..................             (3.60)%          (4.10)%          (3.90)%        (3.50)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................            $5,923           $1,916           $  997         $1,791
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursements(e) .........              2.44%            3.14%            3.15%          2.10%
   Expenses, before
     waivers/reimbursements(e) .........              8.10%           11.12%           12.33%          9.39%
   Net investment loss(c)(e) ...........              (.27)%           (.91)%           (.89)%         (.13)%
Portfolio turnover rate ................                14%              14%              14%            14%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of fees and expenses waived/reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                    ----------------------------
                                                    REPORT OF ERNST & YOUNG, LLP
                                                    INDEPENDENT AUDITORS
                                                    ----------------------------

REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust), including the portfolio of investments, as of November 30, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 29, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund at November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from March 29, 2001 (commencement of operations) to November 30, 2001, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 11, 2002


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

hedge

An investment that takes a position in a security which is contrary to a position in a similar or different security, with the intention of reducing the risk of adverse price movements in the second security.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

sell-off

An abrupt drop in price resulting from widespread selling.

share

A unit which represents ownership in a mutual fund or stock.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

                                                               -----------------
                                                               BOARD OF TRUSTEES
                                                               -----------------

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew S. Adelson, Senior Vice President
Kevin F. Simms, Senior Vice President
Seth Masters, Senior Vice President
Edmund P. Bergen, Jr., Secretary
Andrew L. Gangolf, Assistant Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02118

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                        ALLIANCEBERNSTEIN GLOBAL VALUE FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Global Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIGVFAR1101